                                                                 EXHIBIT h(6)(g)

                                 AMENDMENT NO. 6
                             PARTICIPATION AGREEMENT

         The Participation Agreement (the "Agreement"), dated December 19, 1995, by and among AIM Variable Insurance Funds, Inc., a Delaware Trust; A I M Distributors, Inc., a Delaware corporation; Glenbrook Life and Annuity Company, an Illinois life insurance company; and Allstate Life Financial Services, Inc., a Delaware corporation, is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirely and replaced with the following:

                                   SCHEDULE A

                                                              FUNDS AVAILABLE THE SEPARATE
SEPARATE ACCOUNTS UTILIZING THE FUNDS                                   ACCOUNTS
-------------------------------------                                   --------
Glenbrook Life and Annuity Company                   AIM V.I. Aggressive Growth Fund - Series I
Separate Account A*                                  AIM V.I. Balanced Fund - Series I
                                                     AIM V.I. Basic Value Fund - Series I
                                                     AIM V.I. Blue Chip Fund - Series I
                                                     AIM V.I. Capital Appreciation Fund - Series I
                                                     AIM V.I. Capital Development Fund - Series I
                                                     AIM V.I. Core Equity Fund - Series I
                                                     AIM V.I. Dent Demographic Trends Fund - Series I
                                                     AIM V.I. Diversified Income Fund - Series I
                                                     AIM V.I. Global Utilities Fund - Series I
                                                     AIM V.I. Government Securities Fund - Series I
                                                     AIM V.I. Growth Fund - Series I
                                                     AIM V.I. High Yield Fund - Series I
                                                     AIM V.I. International Growth Fund - Series I
                                                     AIM V.I. Mid Cap Core Equity Fund - Series I
                                                     AIM V.I. Money Market Fund  - Series I
                                                     AIM V.I. New Technology Fund - Series I
                                                     AIM V.I. Premier Equity Fund - Series I

                                                     AIM V.I. Aggressive Growth Fund - Series II
                                                     AIM V.I. Balanced Fund - Series II
                                                     AIM V.I. Basic Value Fund - Series II
                                                     AIM V.I. Blue Chip Fund - Series II
                                                     AIM V.I. Capital Appreciation Fund - Series II
                                                     AIM V.I. Capital Development Fund - Series II
                                                     AIM V.I. Core Equity Fund - Series II
                                                     AIM V.I. Dent Demographic Trends Fund - Series II
                                                     AIM V.I. Diversified Income Fund - Series II
                                                     AIM V.I. Global Utilities Fund - Series II
                                                     AIM V.I. Government Securities Fund - Series II
                                                     AIM V.I. Growth Fund - Series II
                                                     AIM V.I. High Yield Fund - Series II
                                                     AIM V.I. International Growth Fund - Series II
                                                     AIM V.I. Mid Cap Core Equity Fund - Series II
                                                     AIM V.I. Money Market Fund  - Series II
                                                     AIM V.I. New Technology Fund - Series II
                                                     AIM V.I. Premier Equity Fund - Series II

---------------------------------------------------------------------------------------------
Glenbrook Life A I M Variable Life           AIM V.I. Aggressive Growth Fund - Series I
Separate Account A **                        AIM V.I. Balanced Fund - Series I
                                             AIM V.I. Basic Value Fund - Series I
                                             AIM V.I. Blue Chip Fund - Series I
                                             AIM V.I. Capital Appreciation Fund - Series I
                                             AIM V.I. Capital Development Fund - Series I
                                             AIM V.I. Core Equity Fund - Series I
                                             AIM V.I. Dent Demographic Trends Fund - Series I
                                             AIM V.I. Diversified Income Fund - Series I
                                             AIM V.I. Global Utilities Fund - Series I
                                             AIM V.I. Government Securities Fund - Series I
                                             AIM V.I. Growth Fund - Series I
                                             AIM V.I. High Yield Fund - Series I
                                             AIM V.I. International Growth Fund - Series I
                                             AIM V.I. Mid Cap Core Equity Fund - Series I
                                             AIM V.I. Money Market Fund - Series I
                                             AIM V.I. New Technology Fund - Series I
                                             AIM V.I. Premier Equity Fund - Series I
---------------------------------------------------------------------------------------------
Glenbrook Life Multi-Manager                 AIM V.I. Aggressive Growth Fund - Series I
Variable Account ***                         AIM V.I. Balanced Fund - Series I
------------------------------------------   AIM V.I. Capital Appreciation Fund - Series I
Glenbrook Life Variable Life                 AIM V.I. Core Equity Fund - Series I
Separate Account A ****                      AIM V.I. Dent Demographic Trends Fund - Series I
------------------------------------------   AIM V.I. Diversified Income Fund - Series I
Glenbrook Life Variable Life                 AIM V.I. Global Utilities Fund - Series I
Separate Account B [Dagger]                  AIM V.I. Government Securities Fund - Series I
                                             AIM V.I. Growth Fund - Series I
                                             AIM V.I. High Yield Fund - Series I
                                             AIM V.I. International Growth Fund - Series I
                                             AIM V.I. Premier Equity Fund - Series I
---------------------------------------------------------------------------------------------
Glenbrook Life and Annuity Company           AIM V.I. Balanced Fund - Series I
Variable Annuity Account [Daggers]           AIM V.I. Capital Appreciation Fund - Series I
                                             AIM V.I. Core Equity Fund - Series I
                                             AIM V.I. Growth Fund - Series I
                                             AIM V.I. High Yield Fund - Series I
                                             AIM V.I. Premier Equity Fund - Series I
---------------------------------------------------------------------------------------------

* The Contracts funded by the separate account are individual and group flexible premium deferred variable annuity contracts, known as the "AIM Lifetime Plus--Servicemark-- Variable Annuity" and the "AIM Lifetime Plus--Servicemark-- Variable Annuity."

** The Contract funded by the separate account is a modified single premium variable life insurance contract known as the "AIM Lifetime Plus--Servicemark-- Variable Life" contract.

*** The Contract funded by the separate account is a flexible premium deferred variable annuity contract known as the "Glenbrook Provider Variable Annuity."

**** The Contract funded by the separate account is a modified single premium variable life insurance contract known as the "Glenbrook Provider Variable Life" contract.

[Dagger] The Contract funded by the separate account is a flexible premium variable universal life insurance contract known as the "Glenbrook Contour."

[Daggers]  The Contract funded by the separate account is a flexible premium deferred variable annuity contract known as the "STO Classic Variable Annuity."

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: 09-26-01

                                          AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin               By:    /s/ Carol F. Relihan
        --------------------------               ------------------------
Name:   Nancy L. Martin                   Name:  Carol F. Relihan
Title:  Assistant Secretary               Title: Senior Vice President

(SEAL)

                                          A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin               By:    /s/ Michael J. Cemo
        --------------------------               ------------------------
Name:   Nancy L. Martin                   Name:  Michael J. Cemo
Title:  Assistant Secretary               Title: President

(SEAL)

                                          GLENBROOK LIFE AND ANNUITY COMPANY

Attest: /s/ Timothy N. Vander Pas         By:    /s/ John R. Hunter
        --------------------------               ------------------------
Name:   Timothy N. Vander Pas             Name:  John R. Hunter
Title:  Assistant Vice President          Title: Vice President

(SEAL)

                                          ALLSTATE LIFE FINANCIAL SERVICES, INC.

Attest: /s/ Lisa A. Burnell               By:    /s/ John R. Hunter
        --------------------------               ------------------------
Name:   Lisa A. Burnell                   Name:  John R. Hunter
Title:  Assistant Vice President          Title: President and CEO

(SEAL)

                                   Page 3 of 3